Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 25. Commitments and Contingencies

The Company had the following contractual obligations outstanding as of December 31, 2011 (in millions):

	Total	Due in Less Than 1 Year	Due in 1-3 Years	Due in 3-5 Years	Due After 5 Years
Unconditional purchase obligations (a)	$174	$66	$93	$15	$—
Other long-term obligations	1	1	—	—	—

Total contractual obligations	$175	$67	$93	$15	$—

(a)	Included in these balances are commitments that may be reimbursed or satisfied by the Company’s managed and franchised properties.

The Company had the following commercial commitments outstanding as of December 31, 2011 (in millions):

		Amount of Commitment Expiration Per Period
	Total	Less Than 1 Year	1-3 Years	3-5 Years	After 5 Years
Standby letters of credit	$171	$168	$—	$—	$3

Variable Interest Entities. The Company has evaluated hotels in which it has a variable interest, which is generally in the form of investments, loans, guarantees, or equity. The Company determines if it is the primary beneficiary of the hotel by primarily considering the qualitative factors. Qualitative factors include evaluating if the Company has the power to control the VIE and has the obligation to absorb the losses and rights to receive the benefits of the VIE, that could potentially be significant to the VIE. The Company has determined it is not the primary beneficiary of these VIEs and therefore these entities are not consolidated in the Company’s financial statements. See Note 9 for the VIEs in which the Company is deemed the primary beneficiary and has consolidated the entities.

The 18 VIEs associated with the Company’s variable interests represents entities that own hotels for which the Company has entered into management or franchise agreements with the hotel owners. The Company is paid a fee primarily based on financial metrics of the hotel. The hotels are financed by the owners, generally in the form of working capital, equity, and debt.

At December 31, 2011, the Company has approximately $83 million of investments and a loan balance of $9 million associated with 16 VIEs. As the Company is not obligated to fund future cash contributions under these agreements, the maximum loss equals the carrying value. In addition, the Company has not contributed amounts to the VIEs in excess of their contractual obligations.

Additionally, the Company has approximately $5 million of investments and certain performance guarantees associated with two VIEs. During the year ended December 31, 2011 and 2010, respectively, the Company recorded a $1 million and $3 million charge to selling, general and administrative expenses, relating to one of these VIEs, for a performance guarantee relating to a hotel managed by the Company. The maximum remaining funding exposure of this guarantee is $1 million. The Company’s remaining performance guarantees have possible cash outlays of up to $63 million, $62 million of which, if required, would be funded over several years and would be largely offset by management fees received under these contracts.

Guaranteed Loans and Commitments. In limited cases, the Company has made loans to owners of or partners in hotel or resort ventures for which the Company has a management or franchise agreement. Loans outstanding under this program totaled $13 million at December 31, 2011. The Company evaluates these loans for impairment, and at December 31, 2011, believes these loans are collectible. Unfunded loan commitments aggregating $19 million were outstanding at December 31, 2011, none of which is expected to be funded in the future. These loans typically are secured by pledges of project ownership interests and/or mortgages on the projects. The Company also has $94 million of equity and other potential contributions associated with managed or joint venture properties, $48 million of which is expected to be funded in 2012.

Surety bonds issued on behalf of the Company at December 31, 2011 totaled $21 million, the majority of which were required by state or local governments relating to the Company’s vacation ownership operations and by its insurers to secure large deductible insurance programs.

To secure management contracts, the Company may provide performance guarantees to third-party owners. Most of these performance guarantees allow the Company to terminate the contract rather than fund shortfalls if certain performance levels are not met. In limited cases, the Company is obligated to fund shortfalls in performance levels through the issuance of loans. Many of the performance tests are multi-year tests, are tied to the results of a competitive set of hotels, and have exclusions for force majeure and acts of war and terrorism. The Company does not anticipate any significant funding under performance guarantees or losing a significant number of management or franchise contracts in 2012.

In connection with the acquisition of the Le Méridien brand in November 2005, the Company assumed the obligation to guarantee certain performance levels at one Le Méridien managed hotel for the periods 2007 through 2014. During the year ended December 31, 2010, the Company reached an agreement with the owner of this property to fully release the Company of its performance guarantee obligation in return for a payment of approximately $1 million to the owner. Additionally, in connection with this settlement, the term of the management contract was extended by five years. As a result of this settlement, the Company recorded a credit to selling, general, administrative and other expenses of approximately $8 million for the difference between the carrying amount of the guarantee liability and the cash payment of $1 million.

In connection with the purchase of the Le Méridien brand in November 2005, the Company was indemnified for certain of Le Méridien’s historical liabilities by the entity that bought Le Méridien’s owned and leased hotel portfolio. The indemnity is limited to the financial resources of that entity. However, at this time, the Company believes that it is unlikely that it will have to fund any of these liabilities.

In connection with the sale of 33 hotels in 2006, the Company agreed to indemnify the buyer for certain liabilities, including operations and tax liabilities. At this time, the Company believes that it will not have to make any material payments under such indemnities.

Litigation. The Company is involved in various legal matters that have arisen in the normal course of business, some of which include claims for substantial sums. Accruals have been recorded when the outcome is probable and can be reasonably estimated. While the ultimate results of claims and litigation cannot be determined, the Company does not expect that the resolution of all legal matters will have a material adverse effect on its consolidated results of operations, financial position or cash flow. However, depending on the amount and the timing, an unfavorable resolution of some or all of these matters could materially affect the Company’s future results of operations or cash flows in a particular period.

In August 2009, Sheraton Operating Corporation (“Sheraton”) filed a lawsuit as plaintiff in the Supreme Court of the State of New York (the “Court”) against Castillo Grand LLC (“Castillo”) asserting claims arising out of a dispute over a hotel development contract. Two earlier lawsuits arising out of the same hotel development contract filed by Castillo against Sheraton in federal court had been dismissed for lack of subject matter jurisdiction. Castillo filed counterclaims in the state court action alleging, among other things, that Sheraton’s breach of contract resulted in design changes and construction delays. The matter was tried to the Court and, on November 18, 2011, the Court issued its Post Trial Decision ruling in favor of Castillo on some claims and counterclaims and in favor of Sheraton on others. Overall, the decision is unfavorable to Sheraton. Judgment has not as yet been entered, pending the Court’s consideration of post-trial applications for the award of attorney’s fees and expenses. As a result of this decision, the Company recorded a reserve for this matter resulting in a pretax charge of $70 million. The legal decision is not final and Starwood intends to appeal.

Collective Bargaining Agreements. At December 31, 2011, approximately 25% of the Company’s U.S.-based employees were covered by various collective bargaining agreements, providing, generally, for basic pay rates, working hours, other conditions of employment and orderly settlement of labor disputes. Generally, labor relations have been maintained in a normal and satisfactory manner, and management believes that the Company’s employee relations are satisfactory.

Environmental Matters. The Company is subject to certain requirements and potential liabilities under various federal, state and local environmental laws, ordinances and regulations. Such laws often impose liability without regard to whether the current or previous owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. Although the Company has incurred and expects to incur remediation and other environmental costs during the ordinary course of operations, management anticipates that such costs will not have a material adverse effect on the operations or financial condition of the Company.

Captive Insurance Company. Estimated insurance claims payable at December 31, 2011 and 2010 were $70 million and $72 million, respectively. At December 31, 2011 and 2010, standby letters of credit amounting to $60 million and $64 million, respectively, had been issued to provide collateral for the estimated claims. The letters of credit are guaranteed by the Company.

ITT Industries. In 1995, the former ITT Corporation, renamed ITT Industries, Inc. (“ITT Industries”), distributed to its stockholders all of the outstanding shares of common stock of ITT Corporation, then a wholly owned subsidiary of ITT Industries (the “Distribution”). In connection with this Distribution, ITT Corporation, which was then named ITT Destinations, Inc., changed its name to ITT Corporation. Subsequent to the acquisition of ITT Corporation in 1998, the Company changed the name of ITT Corporation to Sheraton Holding Corporation.

For purposes of governing certain of the ongoing relationships between the Company and ITT Industries after the Distribution and spin-off of ITT Corporation and to provide for an orderly transition, the Company and ITT Industries have entered into various agreements including a spin-off agreement, Employee Benefits Services and Liability Agreement, Tax Allocation Agreement and Intellectual Property Transfer and License Agreements. The Company may be liable to or due reimbursement from ITT Industries relating to the resolution of certain pre-spin-off matters under these agreements. Based on available information, management does not believe that these matters would have a material impact on the Company’s consolidated results of operations, financial position or cash flows. During the year ended December 31, 2010, the Company reversed a liability related to the 1998 acquisition (see Note 13).